SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                  EXHIBIT 2(a)
                                  ------------

         This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business address and employments of each executive officer and director of JPMP (SBIC).

         JPMP  (SBIC)  is a wholly  owned  subsidiary  of J.P.  Morgan  Partners
(BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP (BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

         JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.











SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                                                      SCHEDULE A
                                                                      ----------

                        J.P. MORGAN PARTNERS (SBIC), LLC
                        --------------------------------

                              EXECUTIVE OFFICERS(1)
                              ---------------------
President                                                     Jeffrey C. Walker*
Executive Vice President                                      Mitchell J. Blutt, M.D.*
Executive Vice President                                      Arnold L. Chavkin*
Executive Vice President                                      John M.B. O'Connor*
Managing Director                                             Dr. Dana Beth Ardi
Managing Director                                             Christopher C. Behrens*
Managing Director                                             Julie Casella-Esposito*
Managing Director                                             Rodney A. Ferguson*
Managing Director                                             Cornell P. French*
Managing Director                                             Michael R. Hannon*
Managing Director                                             Alfredo Irigoin*
Managing Director                                             Andrew Kahn*
Managing Director                                             Jonathan R. Lynch*
Managing Director                                             Stephen P. Murray*
Managing Director                                             Timothy Purcell*
Managing Director                                             Faith Rosenfeld*
Managing Director                                             Shahan D. Soghikian*
Managing Director                                             Timothy J. Walsh*
Managing Director                                             Richard D. Waters, Jr. *
Managing Director                                             Damion E. Wicker, M.D.*
Managing Director                                             Eric R. Wilkinson*
Senior Vice President and Assistant Secretary                 James Hutter*
Senior Vice President and Assistant Secretary                 Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary      Elisa R. Stein*
Vice President and Assistant Secretary                        Richard Madsen*
Vice President and Assistant Secretary                        Puneet Gulati*
Vice President and Assistant Secretary                        Thomas Szymoniak*
Vice President and Assistant Secretary                        Scott Kraemer*
Secretary                                                     Anthony J. Horan**
Assistant Secretary                                           Robert C. Caroll**
Assistant Secretary                                           Denise G. Connors**
Assistant Secretary                                           Euisun Lisa Lee**
Assistant Secretary                                           Timothy Samson**

--------
1 Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                   DIRECTORS(1)
                                   ------------

                               Jeffrey C. Walker*


























--------
1 Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                                                      SCHEDULE B
                                                                      ----------

                               JPMP CAPITAL CORP.
                               ------------------

                              Executive Officers(1)
                              ---------------------
President                                                     Jeffrey C. Walker*
Executive Vice President                                      Mitchell J. Blutt, M.D.*
Executive Vice President                                      Arnold L. Chavkin*
Executive Vice President                                      John M.B. O'Connor*
Managing Director                                             Dr. Dana Beth Ardi
Managing Director                                             Christopher C. Behrens*
Managing Director                                             Julie Casella-Esposito*
Managing Director                                             Rodney A. Ferguson*
Managing Director                                             Cornell P. French*
Managing Director                                             Michael R. Hannon*
Managing Director                                             Alfredo Irigoin*
Managing Director                                             Andrew Kahn*
Managing Director                                             Jonathan R. Lynch*
Managing Director                                             Stephen P. Murray*
Managing Director                                             Timothy Purcell*
Managing Director                                             Faith Rosenfeld*
Managing Director                                             Shahan D. Soghikian*
Managing Director                                             Timothy J. Walsh*
Managing Director                                             Richard D. Waters, Jr. *
Managing Director                                             Damion E. Wicker, M.D.*
Managing Director                                             Eric R. Wilkinson*
Senior Vice President and Assistant Secretary                 James Hutter*
Senior Vice President and Assistant Secretary                 Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary      Elisa R. Stein*
Vice President and Assistant Secretary                        Richard Madsen*
Vice President and Assistant Secretary                        Puneet Gulati*
Vice President and Assistant Secretary                        Thomas Szymoniak*
Vice President and Assistant Secretary                        Scott Kraemer*
Secretary                                                     Anthony J. Horan**
Assistant Secretary                                           Robert C. Caroll**
Assistant Secretary                                           Denise G. Connors**
Assistant Secretary                                           Euisun Lisa Lee**
Assistant Secretary                                           Timothy Samson**

--------
1 Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                  DIRECTORS(1)
                                  ------------

                              William B. Harrison**
                               Jeffrey C. Walker*























--------
1 Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                                                      SCHEDULE C
                                                                      ----------

                             J.P. MORGAN CHASE & CO.
                             -----------------------

                               EXECUTIVE OFFICERS1
                               -------------------
Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
Vice Chairman                                                              David A. Coulter*
Vice Chairman                                                              Walter A. Gubert*
Vice Chairman                                                              Thomas B. Ketchum*
Vice Chairman                                                              Donald H. Layton*
Vice Chairman                                                              James B. Lee Jr. *
Vice Chairman                                                              Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
Executive Officer                                                          Steven D. Black*
Executive Officer                                                          Donald H. McCree III*
Executive Officer                                                          James I. Staley*
Executive Officer                                                          Don M. Wilson*
Executive Officer                                                          William T. Winters*
Executive Vice President; General Auditor                                  William J. Moran*
Executive Vice President; Chief Financial Officer                          Dina Dublon*
Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
Chief Credit Officer                                                       Robert S. Strong*
Managing Director                                                          Paul W. Brandow*
Managing Director; Corporate Treasurer                                     David B. Edelson*
Managing Director; Head of Credit Risk Policy                              Suzanne Hammett*
Managing Director                                                          Louis M. Morrell*
Managing Director                                                          John Steinhardt*
Managing Director                                                          John Wilmet*
Managing Director                                                          Jorge V. Jasson*
General Counsel                                                            William H. McDavid*
Corporate Secretary                                                        Anthony James Horan*
Senior Vice President; Assistant General Counsel                           Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer                            Gregory S. Meredith*
Director of Human Resources                                                John J. Farrell*
Director of Corporate Marketing and Communications                         Frederick W. Hill*
Controller                                                                 Joseph L. Scalfani*
Assistant Corporate Secretary                                              James C. Berry*


--------
1        Each of whom is a United States citizen.
*        Principal  occupation is employee or officer of J.P. Morgan Chase & Co.
         Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.
** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.


SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------


                                  DIRECTORS(1)
                                  ------------
                                                 PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                             BUSINESS OR RESIDENCE ADDRESS
----                                             --------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Hans W. Becherer                                 Retired Chairman of the Board and
                                                 Chief Executive Officer
                                                 Deere & Company
                                                 One John Deere Place
                                                 Moline, IL 61265
---------------------------------------------------------------------------------------------------------------
Riley P. Bechtel                                 Chairman and Chief Executive Officer
                                                 Bechtel Group, Inc.
                                                 P.O. Box 193965
                                                 San Francisco, CA 94119-3965
---------------------------------------------------------------------------------------------------------------
Frank A. Bennack, Jr.                            President and Chief Executive Officer
                                                 The Hearst Corporation
                                                 959 Eighth Avenue
                                                 New York, New York 10019
---------------------------------------------------------------------------------------------------------------
Lawrence A. Bossidy                              Chairman of the Board
                                                 Honeywell International
                                                 P.O. Box 3000
                                                 Morristown, NJ 07962-2245
---------------------------------------------------------------------------------------------------------------
M. Anthony Burns                                 Chairman of the Board
                                                 Ryder System, Inc.
                                                 3600 N.W. 82nd Avenue
                                                 Miami, Florida 33166
---------------------------------------------------------------------------------------------------------------
H. Laurence Fuller                               Retired Co-Chairman
                                                 BP Amoco p.l.c.
                                                 1111 Warrenville Road, Suite 25
                                                 Chicago, Illinois  60563
---------------------------------------------------------------------------------------------------------------
Ellen V. Futter                                  President and Trustee
                                                 American Museum of Natural History
                                                 Central Park West at 79th Street
                                                 New York, NY 10024
---------------------------------------------------------------------------------------------------------------
William H. Gray, III                             President and Chief Executive Officer
                                                 The College Fund/UNCF
                                                 9860 Willow Oaks Corporate Drive
                                                 P.O. Box 10444
                                                 Fairfax, Virginia 22031
---------------------------------------------------------------------------------------------------------------
William B. Harrison, Jr.                         Chairman of the Board and Chief Executive Officer
                                                 J.P. Morgan Chase & Co.
                                                 270 Park Avenue, 8th Floor
                                                 New York, New York  10017-2070
---------------------------------------------------------------------------------------------------------------
Helene L. Kaplan                                 Of Counsel
                                                 Skadden, Arps, Slate, Meagher & Flom LLP
                                                 Four Times Square
                                                 New York, New York 10036
---------------------------------------------------------------------------------------------------------------
Lee R. Raymond                                   Chairman of the Board and Chief Executive Officer
                                                 Exxon Mobil Corporation
                                                 5959 Las Colinas Boulevard
                                                 Irving, TX 75039-2298
---------------------------------------------------------------------------------------------------------------

----------
1        Each of whom is a United States citizen.


SEC 1745 (3-98)

                                  SCHEDULE 13G
                                  ------------

ISSUER: Interdent, Inc.                                     CUSIP NO.: 45865R208
-------                                                     ----------

                                                 PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                             BUSINESS OR RESIDENCE ADDRESS
----                                             --------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
John R. Stafford                                 Chairman of the Board
                                                 American Home Products Corporation
                                                 5 Giralda Farms
                                                 Madison, New Jersey 07940
---------------------------------------------------------------------------------------------------------------
Lloyd D. Ward                                    Chief Executive Officer
                                                 U.S. Olympic Committee
                                                 One Olympic Plaza
                                                 Colorado Springs, CO 80909
---------------------------------------------------------------------------------------------------------------






SEC 1745 (3-98)